John Wilder

Chief Executive Officer

June 16, 2004

Deutsche Bank Annual
Electric Power Conference

This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings.  In addition to the risks and uncertainties set forth in the company's SEC filings, the forward-
looking statements in this presentation could be affected by the ability of purchasers to obtain all necessary governmental and other approvals and consents for the acquisition of TXU Australia and TXU Fuel and the ability of the company to exit the business of TXU Gas, finalize the energy marketing and trading joint venture, achieve the cost reductions from the Capgemini Energy partnership and to implement the other initiatives that are part of the 90-day business review, and the terms under which the company executes those transaction or initiatives.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measure is included in the appendix of the printed version of the slides and the version included on the company’s website at www.txucorp.com under Investor Resources/Presentations.

Safe Harbor Statement & Regulation G

1

TXU Has Four Core Businesses; in Two Sectors…

Assets

Operating
Net Income

1.3

2.2

TXU Power
TXU Energy

TradeCo

TXU Electric Delivery

Achieve top decile
production levels

Redefine cost benchmarks

Deliver superior customer
service

Retain and grow profitable
customers

Build industry leading
trading company

Achieve top decile costs

Invest and improve reliability
to top decile

Achieve industry leading
safety performance

Earn allowable return

Core Businesses

Objectives

OCF

23.2

100%=

57%

75%

66%

25%

43%

34%

Business metrics

05E; $ billions

2

.. That Have Advantaged Scope and Scale…

Generation

TXU Power

Wholesale

TradeCo

Retail

TXU Energy

Competitive Integrated Energy

“High performance industrial company”

Distribution

TXU Electric Delivery

Transmission

TXU Electric Delivery

Regulated Utility

“High performance utility”

Number of Customers

02; Millions

Miles of Distribution Lines

02; Thousands

Deregulated Generation

03; TWh

Deregulated Retail Load

02; TWh

3

…And Are Guided By a Set of Core Principles

Sustained earnings in commodity businesses require

Low cost, efficient operations

Conservative financial strategies

The leverage of an integrated business model

The right to grow is earned through rigorous cash stewardship and enhanced financial flexibility

Disciplined, execution focused cultures lead to consistent
performance improvement

Superior customer service and reliability drive long-term
success

4

TXU Electric Delivery

TXU Electric Delivery Is Well-Positioned…

Large Territory

03; millions of customers

TXU

U.S. Average

2.9

1.5

High Growth: Market Growth

03; Percent

TXU

2.0

TXU has a strong market position with a regulatory environment that allows for efficient recovery of capital

U.S. Average

1.1

High Load

03; Cooling Degree Days

TXU

2,648

U.S. Average

1,215

Authorized ROE is solid

03; Percent

TXU

U.S. Average

11.25

11.85

6

…With Cost Performance Evidenced By Its Competitive Rates

T&D O&M Expense / Distribution Customer

03; $/Customer

TXU Current
Performance

Benchmark
Average
Performance

Top Quartile
Performance

Top Decile
Performance

3.97

2.82

2.33

TXU Current
Performance

Benchmark
Average
Performance

Top Quartile
Performance

80

101

84

70

Top Decile
Performance

T&D O&M Expense per MWh Delivered

03; $/MWh Delivered

2.33

$24.01

$24.27

$34.03

$25.89

TXU

Center-

point

AEP

Central

AEP North

TNMP

$27.97

Monthly Wires Charges

Mar 04; Dollars1

1  Assumes 1000 KWH monthly customer; Electric Delivery’s average residential consumption for 2003 was about 1300 kWh.  Other non-operating charges, including system benefit fund, nuclear decommissioning charge, excess mitigation credit, retail clawback credit, transition charge on securitized regulatory assets and merger savings/rate reduction riders have not been included.

7

TXU Is Investing to Achieve Excellence in Reliability

59%

Vegetation Management Investment

03-06; $ Millions

22

35

35

Incremental T&D Maintenance Investment

03-06; $ Millions

26

33

34

20%

SAIDI Benchmarks (non-storm)

98-06E; Minutes

Industry

Average

Performance

TXU 5-Yr
System
Average
Performance

129

85

81

68

06
Commitment

Top

Quartile
Performance

SAIFI Benchmarks (non-storm)

98-06E; Frequency

1.36

1.08

0.89

18%

0.90

Industry

Average

Performance

06
Commitment

TXU 5-Yr
System
Average
Performance

Top

Quartile
Performance

06E

05E

03

06E

05E

03

31%

8

THE STATE OF TEXAS

GOVERNOR

To all to whom these presents shall come, Greetings: Know ye, that this certificate is presented to:

TXU Electric Delivery Employees and Those Helping in the Power Restoration Effort

As Governor of Texas, I want to extend my sincere appreciation for your extraordinary efforts to date.

Your invaluable service following the storms on June 2 have made a difference in restoring power to hundreds of thousands of Texans in need. Your dedication and commitment to long hours highlight the best of the Lone Star State, and I wish you all continued success.

To those who have joined this effort from around Texas and from our neighboring states, Anita joins me in extending our thanks.

In testimony whereof, I have signed my name and caused the Seal of the State of Texas to be affixed at the City of Austin, this the 4th day of June, 2004.

Rick Perry

Rick Perry
Governor of Texas

Storm Restoration:  Our Commitment to Customer Service

June 1, 2004 storm

Worst storm in 100 year history of TXU (Category 1 hurricane winds)

500,000 lightning strikes across TXU Electric Delivery system

More than 11,000 device outages affecting approximately 1.3 million customers

90% of customer power restored within 60 hours

9

TXU Energy

and

TradeCo

Largest and Highest Growth Deregulated Market…

Industrial

Commercial

Residential

ERCOT Is Growing Rapidly:  ERCOT Demand

99-08; TWh

100% =

256

273

306

99-03

CAGR

1.6%

03-08E

CAGR

2.2%

Source:  EIA

Significant electricity demand growth in TXU’s core market

11

…With Expectations For Competitive Margins…

NYMEX 12-month strip

TXU retail headroom

NYMEX Gas

$/MMBtu

Retail Headroom1

Percent

1  Headroom = (PTB – Generation – Wires)/PTB; based on average of forward looking 12 months; forward curve as of June 9, 2004

01

04E

03

05E

02

06E

EOY

Margin History and Outlook

01-06; Mixed Measures

12

…And Profitable Retention Through Customer Service

Improved Call Answer Time: Average Speed of Answer

03-04; Seconds

250

150

01/03

04/04

01/04

04/03

07/03

10/03

Reduced PUC Complaints

03-04; Number

800

400

Stabilizing Residential Market Share

02-04; Millions of Customers

2100

2000

2150

50

600

200

0

200

100

0

2200

2050

04/04

01/04

01/03

10/03

07/03

04/03

01/03

04/04

01/04

04/03

07/03

10/03

13

Partnership with a Global Financial Firm

Distinctive

Physical/

Financial

Merchant

Energy

Business

Strong
physical
capabilities

Strong
merchant
business

ERCOT and
ex-ERCOT
platform

TXU Corp

Capital/
Credit

Structuring
and risk
management

New

deal flow

Credit Suisse
First Boston

TradeCo JV

14

TXU Power

A Solid Advantage: ERCOT Full Load Average Implied Heat Rate

04; MMBtu/MWh

Well Positioned Generation in the ERCOT Market

TXU units

3

6

9

12

15

18

21

24

10

20

30

40

50

60

70

80

Cumulative GWs

Nuclear

(2.3 GW)

Lignite

(5.8 GW)

Gas

(10.9 GW)

Solid fuel capacity
provides low cost
baseload power

Gas fleet provides
necessary shaping
and ancillary services

16

TXU Is a Good Operator and Becoming a Great Operator

Lignite Capacity Factors

02-05; Percent

78

85

Nuclear Capacity Factors2

02-05; Percent

82

88

85

87

89

Top Decile 87

Top Decile 94

93

90

02

03

04E

05E

Aspir-
ation

94

02

03

04E

05E

Aspir-
ation

1  Includes outage costs, O&M projects, and capital expenditures

2  Both nuclear units were refueled in 2002 and are expected to be refueled again in 2005, as opposed to refueling one each year

Lignite Investment1

03-06; $ Million

Nuclear Investment1

03-06; $ Million

04E-06E

Average

03

51

77

51%

04E-06E

Average

03

144

210

46%

17

TXU Will Focus On Achieving Strong Operating Performance

632

155

1,020

03

OBIT3

2,087

783

1,919

03

Contribution Margin1

2,367

1,118

2,238

05E

13%

43%

17%

Change

1,455

628

899

03

Operating Costs2

1,649

505

1,004

05E

13%

20%

12%

Change

718

613

1,234

05E

14%

390%

21%

Change

TXU Power

TXU
Electric
Delivery

TXU
Energy4

TXU
Businesses

1 Contribution margin = Operating revenues less cost of energy sold and delivery fees

2 Operating costs = Operating costs, depreciation and amortization, SG&A, franchise and revenue based taxes, and other income and other deductions

3 OBIT = Operational earnings before gross interest and income tax expense

4 TXU Energy includes TradeCo and excludes hedging losses of $138 million in 2003 and $112 million in 2005

Core Business Financial Profile

03-05; $ Millions

18

Key Questions

Key Questions That Get To The Heart Of Our Core Principles

What is TXU’s natural gas exposure and how
will it manage this risk?

Sustainable Earnings

What is TXU doing to retain customers?

Superior Customer Service

What is the financial vitality of the company?

Right to Grow

Disciplined Execution

Core Principles

Are the cost reductions achievable?

Key Questions

20

Integrated Industrial Companies:  Less Volatility…

0.9

1.3

3.2

13.6

16.6

Oil and Gas Industry

94-04; Earnings Volatility1

1  Earnings volatility measured as standard deviation in quarterly earnings from 94-04, indexed to 94 1Q earnings

Royal Dutch/
Shell

BP

Exxon Mobil

Burlington

Anadarko

Apache

1.2

0.4

1.9

3.7

3.7

5.0

Pulp and Paper Industry

94-04; Earnings Volatility1

Weyerhaeuser

Georgia Pacific

International

Paper

Abitibi

Aracruz

Sappi

1.6

Integrated

Integrated

21

…And TXU Sees These Same Benefits of Integration

1  Includes energy and production solid fuel costs, wires costs, marketing and generation G&A and marketing expenses

Economics of Energy and Production

02-05; $/MWh (illustrative)

02

03

04

05E

Wholesale 7X24
power prices

Fixed costs1

Energy

Margin

Production

Margin

Energy gross margins are driven by PTB actions and/or gas prices and are counter-cyclical to TXU Power margins

Price-to-Beat (PTB)

Supply, trading
& shaping costs

22

Our New View Of Our Underlying Exposure…

New View

Old View

Long-term/value

Short-term earnings/
financial viability

Capture the upside from
commodity moves

Leverage balance sheet and
strong earnings to hedge
downside

Willing to sacrifice the
upside at significant
cost to protect against
lost customers

Sustainable headroom
margins of 20-30%

No view

Retain profitable customers
willing to pay for the risk and
costs to serve

Retain customers at all
costs

Strike PTB
mechanically with gas
prices

Customer
Retention

Sustainable
and adjusted
margins

Risk
Management
Strategy

Risk Horizon

23

…Caused Us to Change Our Risk Management Strategy

Net impact under prior
hedging strategy

Impact backcast with
future strategy

Net impact with hedge
unwind

0

(428)

428

06E

428

(0)

428

06E

316

(112)

428

05E

108

(138)

246

04E

246

(0)

246

04E

428

(0)

428

05E

428

0

0

Net

Hedge

Retail
price
increase
from PTB

(0)

(428)

(246)

428

428

246

06E

05E

04E

The old strategy resulted in a 180 million MMBTU gas short  position

Impact of Risk Management Strategy Change

04-06; $ millions1

1  Assumes fuel factor adjustment of $6.52 is approved August 1, 2004

24

We Adapted Our Strategy to Make the Company Neutral to
Downside Gas Price and Long To Upside Gas Price

307

(52)

+359

(100)

+4591

05 at $7.10
Fuel Factor3

+39

Net underlying position

(52)

Fixed price wholesale
contracts

Net position

Retail PTB

Generation

Position

Type

(13)

(420)2

+4591

05 at $6.52
Fuel Factor

Long Term

1  58.8 TWh of solid fuel generation at a marginal heat rate of 7.3 MMBtu/MWh

2  47.3 TWh of retail load at a marginal heat rate of 7.9 MMBtu/MWh and 12.5 adder

3  Position prior to a strike up; assumes strike effective March 1 st 2005

Natural gas equivalent positions

05; Million MMBTU

25

Integrated Position:  Gas Upside and Mitigated Gas Downside

5.10

5.60

6.10

6.60

7.102

24

19

14

9

4

PTB full year
volume
churn1
Percent

EPS Change (relative to May 18th)
05E; Dollars per share

$6.52 fuel factor

$7.10

fuel factor

Average 2005 Henry Hub Gas price
$/MMBtu

                  1SMB churn assumed to be 0.5% higher; assumes SMB margin changes consistent with residential margin changes; Retail position based on a heat rate of 7.7 MMBTU/MWH, 12.5% adder and fixed adder of $6.6/MWH; Generation heat rate = 7.3 MMBTU/MWH (takes into account coal on the margin)

             2  Assumes strike effective March 1 st, 2005

$6.24

fuel factor

-0.34

-0.26

-0.17

-0.09

0.00

-0.29

-0.15

-0.02

0.13

0.25

-0.21

-0.10

0.02

0.13

0.24

-0.13

-0.04

0.05

0.14

0.23

-0.06

0.01

0.08

0.15

0.22

0.32

0.39

0.46

0.52

0.59

5.94

May 18th

view

Upside

Sensitivity

Downside

Sensitivity

06/10/04

curve

26

Our Future Position Will Become Long Due to Retail Churn…

1   58.8 TWh of solid fuel generation at a marginal heat rate of 7.3 MMBtu/MWh

2  Future volumes estimated at 79%-86% of 05 volumes; assumes no PTB fuel factor change

3  LBM position not a short in the long-term scenario since prices are re-adjusted at renewal

4  Position prior to a strike up; assumes strike effective March 1st 2005

307

(52)

+359

(100)

+4591

05 at $7.10
Fuel Factor4

+99-129

+39

Net underlying position

03

(52)

Fixed price wholesale
contracts

Net position

Retail PTB

Generation

Position

Type

(13)

(420)

+4591

05 at $6.52
Fuel Factor

+99-129

(330-360)2

+4591

Long
Term

Natural gas equivalent positions

Million MMBTU

27

…But Our Integrated Business Can Mitigate Exposure

4.50

5.00

5.50

6.00

50

60

70

80

90

Total PTB
load
relative to
05 volumes
Percent

Illustrative EPS1 Change relative to 2005 (May 18th view)
Long-term; Dollars per share

Average Forward Curve

$/MMBTU

1      Matrix represents change in EPS relative to 2005 with similar assumptions with the following exceptions: fixed price wholesale contracts = 0; Retail
SG&A costs ($280 MM) decrease linearly on a percentage basis with retail load

4.00

-1.41

-1.11

-0.82

-0.52

-0.22

-1.16

-0.90

-0.65

-0.39

-0.14

-0.90

-0.69

-0.48

-0.27

-0.05

-0.64

-0.48

-0.31

-0.14

0.03

-0.39

-0.26

-0.14

-0.01

0.11

Management actions
to mitigate exposure:

Tactical marketing
and  pricing

New product
offerings

Cost reductions

28

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1.0
2.0
3.0
4.0
5.0
6.0
7.0

The Best Medicine:  Healthier Balance Sheet

03

05

Interest expense
reduction from

debt repurchase

1.9X

.9X

EBIT improvement
from performance
initiatives

EBIT/gross interest distribution frequency

03-05; Percent of trials

EBIT/gross interest; Ratio

29

Key Questions That Get To The Heart Of Our Core Principles

What is TXU’s natural gas exposure and how
will it manage this risk?

Sustainable Earnings

What is TXU doing to retain customers?

Superior Customer Service

What is the financial vitality of the company?

Right to Grow

Disciplined Execution

Core Principles

Are the cost reductions achievable?

Key Questions

30

Significant Improvements in Customer Service…

Call waiting time

03-04; seconds

94%

First call resolution

03-04; percent

Average monthly PUC complaints

03-04; number

Customer satisfaction with agent

03-04; percent

31%

12%

31%

268

15

61

80

51

57

437

300

03

Target

04 YTD

3931

03

Target

04 YTD

65

03

Target

04 YTD

52

03

Target

04 YTD

88

31

…Has Had Positive Impact on Our Churn

Residential2

02-04; Percent1

SMB2

60

100

70

100

80

01/03

01/05

80

90

1  Market share based on customer count

2  Assumed no market size growth between March 2004 and May 2004

4.2

6.6

1.8

7.2

Annualized 04
customer
churn

Percent

Annualized 02-
03 customer
churn

Percent

01/04

01/02

01/02

01/03

01/05

01/04

32

This Is Consistent With Evolution in Other Industries

Incumbent Wireline Market Share

96-02; Percent

96

97

98

99

00

01

02

03

Wireline deregulation is
very analogous to energy
deregulation:

Incumbent with a long
history of operation

Incumbent with infra-
structure assets
controlling access

De-regulation forced
opening access to other
players

Regulated pricing
structure

2.3%

annual
churn

33

Retail Headroom Should Rise Over the Next Two Years…

NYMEX Gas

$/MMBtu

Retail Headroom1

Percent

1  Headroom = (PTB – Generation – Wires)/PTB; based on average of forward looking 12 months; forward curve as of June 9, 2004

NYMEX 12-month strip

TXU retail headroom

02

05E

04E

06E

03

07E

Margin History and Outlook

01-06; Mixed Measures

34

…Staying in Line With Others in The ERCOT Market…

Reliant2

TXU

1  Headroom = PTB – Wholesale price *1.3 – Wire charges

2  Reliant costs assumed to be 102% of TXU costs based on North-Houston zone differentials

Headroom1

03-06; Percent

Actual

Estimate

05/03

05/05

05/06

05/04

Assumes TXU fuel
factor adjustment of
$6.52/MMBTU is
approved in August

35

… and Lower Than Others When Normalized for Volatility

Volatility1 of Gross Margin

99-04 (except TXU=02-04); Percent

Gross Margin Per Volatility

99-04; no units

Gross Margin

99-04 (except TXU=02-04); Percent

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

TXU
retail

55

38

30

28

26

16

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

TXU

retail

8.9

6.0

3.0

3.5

3.7

49.9

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

TXU

retail

6.1

6.3

9.9

8.1

7.0

0.3

1  Defined as standard deviation of quarterly gross margin normalized by initial gross margin

36

Key Questions That Get To The Heart Of Our Core Principles

What is TXU’s natural gas exposure and how
will it manage this risk?

Sustainable Earnings

What is TXU doing to retain customers?

Superior Customer Service

What is the financial vitality of the company?

Right to Grow

Disciplined Execution

Core Principles

Are the cost reductions achievable?

Key Questions

37

05 Cost Focus:  Reducing SG&A While Improving Reliability…

2003

O&M

2005

Plan

O&M

Less:

Gas,

Australia

2003

Continuing

Increase

1,665

1,395

270

50

1,445

4%

2003

O&M +

SG&A

2005 Plan

O&M +

SG&A

Less:

TXU Gas,

Australia

2003

Continuing

O&M +

SG&A

Reduction

2,773

2,246

527

71

2,175

2003

SG&A

2005

Plan

SG&A

Less:

Gas,

Australia

2003

Continuing

Decrease

1,108

851

257

121

730

O&M Costs

03-05; $ Millions

SG&A Costs

03-05; $ Millions

O&M and SG&A Costs

03-05; $ Millions

38

… Leaving Room for Significant Cost Savings Opportunities
In the Future

SG&A Continuing Operations

98-05E; $ million

597

647

701

852

1,035

851

730

98

99

00

01

02

03

05E

Achieving 98 SG&A cost
levels would save $130
million

Operating Cost1 Per Dollar of Contribution Margin2

03; Percent

48

40

37

32

42

Utility
Average

Top
Quartile

Top
Decile

Best-in-
Class

TXU

1 Operating cost is the sum of O&M and SG&A costs

2 Contribution Margin: Operating Revenues less Cost of Energy Sold and Delivery Fees

Based on 03 operating
cost, TXU could save $582
million with best-in-class
performance

39

Key Questions That Get To The Heart Of Our Core Principles

What is TXU’s natural gas exposure and how
will it manage this risk?

Sustainable Earnings

What is TXU doing to retain customers?

Superior Customer Service

What is the financial vitality of the company?

Right to Grow

Disciplined Execution

Core Principles

Are the cost reductions achievable?

Key Questions

40

TXU Will Reshape Its Financial Profile by 05

Operational EPS
03-05; $ Per Share

04E

05E

03

2.03

4.00

2.50

97%

ROIC
03-05; Percent

6.7

11.2

7.4

67%

04E

05E

03

Free cash flow
03-05; $ Millions

716

1,200

720

68%

04E

05E

03

Total debt
03-05; $ Billions

13.9

6.6

7.4

04E

05E

03

Gross interest coverage

03-05; Ratio

3.0

6.3

3.3

110%

04E

05E

03

Total debt/total capital
03-05; Percent

70

49

57

04E

05E

03

41

TXU Will Follow a Strict Capital Allocation Philosophy…

Oper/

Divest

cash

flow

Excess

Reinvest

-ment

Yes, If

Investments
have high
returns and
short payback

Yes

“Customer”

capital

Ensure quality
service and
reliability

Debt

holders

Debt

reduction

Yes, until

Financially
flexible and
strong

Excess

Yes

100% TXU
Delivery
payout

Excess

Equity

holders

Dividend

payout

Repurchases

or distributions

Retained for
investment

Excess

20%

80%

42

…Managing Execution Risk of Our Key Value Drivers…

Repurchase
of securities

(16%)

Cumulative Risk of Operational EPS Improvements
03-06

Divested
businesses
net of debt
reduction

(4%)

1st PTB strike
net of share loss

(21%)

Strategic
sourcing

(6%)

Capgemini
Energy

(16%)

Hedge
roll-off

(12%)

2nd PTB
strike net
of share
loss

(12%)

Electric Delivery
improvement

(6%)

Other

(11%)

0%

(~$2.03)

25%

50%

75%

100%

(~$4.50)

Percent of Cumulative 03-06 Operational EPS Improvement

43

Leading
Industrial
Company

…And Creating a Compelling Investment Thesis

Strategy

1.

Focus on four solid
core businesses:
Power, Electric
Delivery, TradeCo, and
Energy

Execution

1.

Aggressive, yet
achievable, phased
approach

2.

Rigorous focus on
customer service,
reliability, value drivers,
and risks

People

1.

Highly visible and
transparent P&L

2.

Performance culture
with alignment of
incentives

Finance

1.

Doubled earnings power

2.

Increased free cash flow
by 70%

3.

Increased returns by 65%

4.

Cut debt in half

5.

Increased interest
coverage by 100%

6.

Positioned 06 for double
digit growth

44

Appendix

45

Description of Special Items
$ Millions after tax

75

Mine and gas plant closures

75

Debt reacquisition costs

90

Software write-offs

360

50

70

04E

0

05E

Total

Inventory write down – spare parts

Severance and other compensation costs

Special Items

46

Financial Measures

Cash provided by operating activities (GAAP) before changes in assets and liabilities

Operating cash flow (OCF)

Operation and maintenance expenses are shown as “operating costs” on TXU Corp and segment income statements.

O&M

Net income before gross interest and income tax expense

EBIT

Operating revenues – cost of energy sold and delivery fees

Contribution margin

Operational earnings before gross interest and income tax expense

OBIT

(Operational earnings + preference stock dividends + after-tax gross interest expense) / average total capitalization

Return on invested capital
(non-GAAP)

Interest and related charges from the income statement

Gross interest

Unusual non-recurring charges or gains, primarily related to implementation of the 4+4 performance improvement program.
Management excludes these in determining operational earnings for budget and performance management purposes

Special items

Income from continuing operations before extraordinary items and cumulative effect of changes in accounting principles from the income statement

Income from
continuing operations

Shareholders’ equity – preference stock

Common equity

Long-term debt (including current portion) + bank loans and commercial paper + long term debt held by subsidiary trusts + preferred securities of subsidiaries & exchangeable preferred member interests – securitization bonds

Total debt
(non-GAAP)

Total debt + shareholders’ equity

Total capitalization
(non-GAAP)

From balance sheet

Shareholders’ equity

(Income from continuing operations before gross interest and income tax expense + depreciation and amortization) / Gross Interest

Gross Interest Coverage

Operational earnings / average common equity

Return on equity
(non-GAAP)

Cash provided by operating activities – changes in assets and liabilities – capital expenditures (including nuclear fuel)

Free cash flow
(non-GAAP)

Income from continuing operations less preference share dividends and excluding special items / weighted average diluted common shares outstanding

Operational earnings per
share (non-GAAP)

Definition

Measure

47

Appendix

Regulation G Reconciliations

TXU management is currently unable to accurately estimate the impact of special items or changes in accounting principles or policies on  free cash flow, return on invested capital, total debt to total capitalization or gross interest coverage.  TXU is therefore currently unable to provide the most directly comparable GAAP measure to these items.

Reconciliation 1 - TXU Energy Company LLC
Contribution margin, Operating costs and OBIT
For the year ended December 31, 2003; $ Millions

Operating revenues

7,995

$

Cost of energy sold and delivery fees

(5,124)

     Contribution margin

2,871

$

Contribution margin - Power

1,919

$

Contribution margin - Energy

783

Reclassification of trading to net margin in SG&A

307

Hedge loss

(138)

     Total Contribution margin

2,871

$

Operating costs

691

$

Depreciation and amortization

409

Selling, general and administrative expense

636

Franchise and revenue-based taxes

124

Other income

(48)

Other deductions

22

     Operating costs

1,834

$

Operating costs - Power

899

$

Operating costs - Energy

628

Reclassification of trading to net margin in SG&A

307

     Total operating costs

1,834

$

Income from continuing operations before income taxes, extraordinary loss and cumulative effect of changes in accounting principles

722

$

Interest expense and related charges

323

Interest income

(8)

     OBIT

1,037

$

OBIT - Power

1,020

$

OBIT - Energy

155

Hedge loss

(138)

     Total operating costs

1,037

$

49

Reconciliation 2 - TXU Energy Delivery
(formerly Oncor Electric Delivery Company)
Contribution margin, Operating costs and OBIT
For the year ended December 31, 2003; $ Millions

Operating revenues

   Affiliated

1,489

$

   Nonaffiliated

598

     Contribution margin

2,087

$

Operation and maintenance

786

$

Depreciation and amortization

297

Taxes other than income

376

Other income

(8)

Other deductions

4

     Operating costs

1,455

$

Income before extraordinary loss

258

$

Income taxes

106

Nonoperating income taxes

20

Interest income

(52)

Interest expense and related charges

300

     OBIT

632

$

50

Reconciliation 3 - TXU Corp
Operating Cost Per Dollar of Contribution Margin
For the year ended December 31, 2003
$ Millions

Revenue

11,008

$

Cost of Energy

4,947

Contribution Margin

6,061

$

Operating Costs

1,665

SG&A

1,108

Less payroll and property taxes

(257)

Total operating expenses

2,516

$

Operating cost per dollar of contribution margin

42%

51

Reconciliation 4 - TXU Corp
Operational earnings per share (EPS)
For the year ended December 31, 2003
$ Millions except per share amounts

Income from continuing operations before extraordinary loss

and cumulative effect of changes in accounting principles

737

$

Less Preference stock dividends

(22)

Operational earnings

715

After-tax interest on preferred membership interests in TXU Energy

53

Adjusted operational earnings for diluted EPS calculation

768

Average shares of common stock outstanding - diluted (millions)

379

Operational earnings per share - diluted

2.03

$

52

Reconciliation 5 - TXU Corp
Free cash flow
For the year ended December 31, 2003; $ Millions

Cash provided by operating activities

2,798

$

Less changes in operating assets and liabilities:

Accounts receivable - trade

367

Inventories

(67)

Accounts payable - trade

(5)

Commodity contract assets and liabilities

25

Margin deposits

25

Other assets

382

Other liabilities

355

   Total changes in operating assets and liabilities

1,082

Less Capital expenditures:

Capital expenditures

956

Nuclear fuel

44

   Total capital expenditures

1,000

Free cash flow

716

$

53

Reconciliation 6 - TXU Corp
Return on invested capital (ROIC)
For the year ended December 31, 2003
$ Millions

Operational Earnings

715

Preference dividends

22

After-tax gross interest expense

634

     Total Return

1,371

Shareholders' equity

5,919

Total debt

13,903

Securitization bonds

500

     Total invested capital

20,322

Return on invested capital

6.7%

54

Reconciliation 7 - TXU Corp
Total debt/total capital calculation at December 31, 2003
$ Millions

Notes Payable

Commercial paper

39

$

Banks

58

Long-term debt due currently

677

Long-term debt held by subsidiary trusts

546

All other long-term debt, less amounts due currently

12,324

Less securitization bonds

(500)

Preferred securities of subsidiaries

759

Total debt

13,903

Shareholders' equity

5,919

Total capital

19,822

$

Total debt/total capital percent

70%

55

Reconciliation 8 - TXU Corp
Gross interest coverage
For the year ended December 31, 2003
$ Millions

Income before income taxes, extraordinary loss and

   cumulative effect of change in accounting principles

1,051

$

Interest expense and related charges

975

Depreciation and amortization, other than goodwill

886

Income from continuing operations before interest, tax and D&A

2,912

$

Gross interest

975

Gross interest coverage

3.0

56